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                                                                    EXHIBIT 21.1

                     List of PDV America, Inc. Subsidiaries

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Subsidiary                                                                                    Jurisdiction
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
CITGO Petroleum Corporation .........................................................             Delaware
   Champlin Corporation .............................................................             Delaware
   Cit-Con Oil Corporation ..........................................................             Delaware
   CITGO Asphalt Refining Company ...................................................           New Jersey
      CITERCO Asphalt Products LLC ..................................................             Delaware
   CITGO Canada Petroleum Corporation ...............................................             Delaware
   CITGO East Coast Oil Corporation .................................................             Delaware
      TCP Petcoke Corporation .......................................................             Delaware
        TCP/TGS Sweeny LLC ..........................................................             Delaware
        TCP Venezuela, Inc. .........................................................             Delaware
   CITGO Funding Company, L.L.C. ....................................................             Delaware
   CITGO Funding Corporation II .....................................................             Delaware
   CITGO Gulf Coast Refining, Inc. ..................................................             Delaware
   CITGO International Latin America, Inc. ..........................................             Delaware
   CITGO International Latin America Investment Company .............................        Cayman Island
      CILA Cayman Investment, L.L.C. ................................................        Cayman Island
        CITGO Ecuador, CIA. LTD .....................................................              Ecuador
      CILA do Brasil Ltda ...........................................................               Brazil
   CITGO International Latin American Trading Company ...............................             Delaware
   CITGO International Marketing, Inc. ..............................................             Delaware
   CITGO International Marketing Mexico Holding, L.L.C. .............................             Delaware
      CITGO Mexicana, S. de R.L. de C.V. ............................................               Mexico
   CITGO International Puerto Rico Company ..........................................          Puerto Rico
   CITGO Investment Company .........................................................             Delaware
      CITGO Refining and Chemicals Company L.P. .....................................             Delaware
        Cumene Associates, Inc. .....................................................             Delaware
           Texas Phenol Plant Limited Partnership ...................................                Texas
             Mt. Vernon Phenol Plant Partnership ....................................              Indiana
   CITGO Pipeline Investment Company ................................................             Delaware
      CITGO Pipeline Company ........................................................             Delaware
      CITGO Products Pipeline Company ...............................................             Delaware
      Colonial Pipeline .............................................................             Delaware
      Explorer Pipeline .............................................................             Delaware
      KAW Pipeline ..................................................................             Delaware
      LaFitte Gas Pipeline ..........................................................             Delaware
      Lake Charles Pipeline .........................................................             Delaware
      West Shore Pipeline ...........................................................             Delaware
      West Texas Gulf Pipeline ......................................................             Delaware
      Wolverine Pipeline ............................................................             Delaware
   CITGO Puerto Rico Petroleum Corporation ..........................................             Delaware
   CITGO Refining Investment Company ................................................             Oklahoma
      LYONDELL-CITGO Refining LP ....................................................                Texas
   Nelson Industrial Steam Company ..................................................                Texas
   NISCO Finance LLC ................................................................             Delaware
   SecureFuelNetwork, L.L.C. ........................................................             Delaware
   Trimark Insurance Company Ltd. ...................................................              Bermuda
PDV USA ............................................................................              Delaware
VPHI Midwest, Inc. ..................................................................             Delaware
   PDV Midwest Refining L.L.C. ......................................................             Delaware
      The Needle Coker Company ......................................................             Illinois
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